June 1, 2018 The Road to 5 Million Enrolled Members Investor Day 2018 Exhibit 99.1

This presentation contains forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. These forward-looking statements speak only as of the date hereof. In order for Tivity Health to utilize the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, investors are hereby cautioned that these statements may be affected by the important factors, among others, included in the discussion in headings such as “Risk Factors” in Tivity Health’s Annual Report on Form 10-K for the year ended December 31, 2017, and other reports filed with the Securities and Exchange Commission. Consequently, actual operations and results may differ materially from those expressed in these forward-looking statements. Tivity Health undertakes no obligation to update or revise any such forward-looking statements. This presentation contains certain non-GAAP measures. See the Appendix for a reconciliation of the differences between certain non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP. These non-GAAP financial measures should not be considered an alternative to GAAP financial measures. Safe Harbor Provisions © 2018 Tivity Health, All rights reserved.

Tivity Health Investor Day Agenda 8:30 Opening Remarks: A Business Transformed, and Transforming Donato Tramuto, Chief Executive Officer 9:15 Levers of Growth: Driving Enrollment, Engagement & Member Share Paul Wimer, Chief Experience & Product Officer Steve Janicak, Chief Growth Officer 11:45 Financial Profile and Outlook: Guidance for 2018, Outlook for 2020 Adam Holland, Chief Financial Officer 12:15 Concluding Remarks and Additional Q&A Donato Tramuto and Tivity Health Leadership Team BREAK OPEN Q&A SESSION UNTIL 12:30PM Paul Edmisten, Chief Information Officer Arra Yerganian, Chief Brand Officer Adam Holland, Chief Financial Officer

2019 Revenue Mosaic Wins and Losses Prime Buyer Growth SilverSneakers Engagement Growth Organic Medicare Advantage Growth We expect net overall revenue growth next year

Our Colleagues – 475 Colleagues 3 Primary Campuses Ashburn, VA Franklin, TN Chandler, AZ

Tivity Health Executive Leadership Team Donato Tramuto Chief Executive Officer Adam Holland Chief Financial Officer Steve Janicak Chief Growth Officer Bonnie Schirato Vice President People & Culture Paul Wimer Chief Experience and Product Officer Paul Edmisten Chief Information Officer Mary S. Flipse Chief Legal & Administrative Officer Arra Yerganian Chief Brand Officer Introducing…

Tivity Health Values Empowerment with Results Own it The decision AND the results. Excellence Be #1 or #2 in ALL that we do Dig deep and strive for excellence together. Provocative Challenge the status quo Ask “why not” and see opportunities where others see challenges. Trust Keep your word Be true to yourself, colleagues, customers, partners and members. Customer - Focused Delight them Be wildly indispensable to our customers - external and internal. Our Values

Transform the aging experience—reducing the burden of chronic conditions among older adults, enabling these to be their best years, and inspiring the next generation that the best is yet to come. Our Vision We empower older adults to live their best lives now—with vitality, dignity and purpose. We enable healthy aging—both in place, and in community. Our Mission

© 2018 Tivity Health, All rights reserved. We have undergone a radical transformation as a company… …focused on relentless execution and compelling results. DONATO TRAMUTO

We have executed on a successful business transformation We have: Re-structured organization Re-positioned company Re-ignited brands & products Re-invigorated culture Re-tooled customers & partnerships Re-focused on fundamentals A TRANSFORMATION Total Population Health Targeted Population Health Unfocused Highly focused Unprofitable Profitable Capital Intensive Capital Light Build Everything In-House Collaborative Partnering

We have **rebuilt** the business **around 4 key strategic fundamentals**

A	B	C	D
Add new members in all **Networks**	**Build more awareness, empowerment, and engagement** in the eligible population	**Collaborate** with partners to **introduce new products and services** that leverage our brand trust	Deepen relationships with our **partners and their instructors** within our national network

A
- ***13.1M to 15.5M* SilverSneakers Eligibles***
- ***2.7M to 3.4M* SilverSneakers Enrollees***
- ***175K to 283K* Prime enrollees***

** Mar 2016-Mar 2018*

B
- ***292K to 20M Facebook impressions*****
- ***900K to 2M registered users on SilverSneakers.com******
- ***9K to 336K avg. people seeing SilverSneakers content each day******

*** Across multiple 4-week periods*
**** From January 2017*

C
- ***Launch New Product***
- ***Strategic Partnerships***
- ***Mobile Technologies***

D
- ***Aligned incentives***
- ***Joint marketing***
- ***Building instructor tribe***

© 2018 Tivity Health, All rights reserved.
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…And delivered powerful results $419M – $1.6B (1) GROWTH Shareholder value nearly quadrupled in 21 months 20% Revenue growth (2) With increasing profitability margins Increasing Customer and Market Share Market capitalization on 3/31/2018 compared to 6/30/2016 Q1 2018 vs. Q4 2016 Collaborative relationships and Best Partnerships Disciplined financial management Re-instilled a culture of innovation, execution and test-learn-pivot Proven the value of the Brand – continued high NPS and massive growth in awareness

And We Are Not Done…Significant Opportunity Ahead Of Us Greater share of activity (more ways, beyond gym) Massive, growing demographic Greater member share (more enrolled and participating) Greater client share (existing customers) New products addressing high-cost areas in health – physical, mental, social Powerful market share, brand, customer base and network Continued win-backs (customer conversion) Same as previous Scott to then simplify wording

Massive and Growing Market with Solid Fundamentals 300,000 LARGE GROWING MARKET PEOPLE TURN 65 EVERY MONTH 113M AGED 50+ 49M AGED 65+ U.S. Population Over 65+ (Population in MM) 1960 2060 2010 FAVORABLE MARKET CONDITIONS 6-8% Annual growth of MA/MS enrollees through 2020 35-38% Medicare Advantage penetration by 2020 (MA share of total) Medicare Advantage continues to experience strong industry tailwinds as more people age into Medicare and elect a Medicare Advantage or Supplement Plan

Broad-Based Leadership Position 56+% MARKET SHARE share of Medicare Advantage 7 out of 10 CUSTOMER BASE largest MA plans offering SilverSneakers as a covered benefit 26 YEARS BRAND of experience 13% YOY growth in awareness 81 Net Promoter Score 14,000+ NETWORK participating locations including fitness centers and other centers additional FLEX venues in places where older adults congregate 1,000+ POWERFUL CLIENT VALUE PROPOSITION Acquisition Retention Claims Costs Star Ratings

26 YEARS OF SilverSneakers® Our Experience Matters HAS GENERATED UNIQUE INSIGHTS FROM OUR DATA Call center events registered 5 MILLION Nearly Newsletter subscribers 1 MILLION Nearly Members in silversneakers.com Over Individual visits Nearly 2 MILLION 700 MILLION

An Opportunity: Social isolation is the new chronic disease. © 2018 Tivity Health, All rights reserved.

The Cost of Social Isolation 1 in 3 Seniors 65+ live alone, and 50% of those 85+ live alone Up to 50% Increase in mortality from isolation – more than obesity. Equivalent health impact of smoking 15 cigarettes per day Socially isolated individuals cost Medicare Advantage $137 more per month 15 Sources: BYU; American Psychological Association; Journal of Aging and Health, Shaw et al., 2017; Holt-Lunstad, 2010; AARP Public Policy Institute; AARP Loneliness Survey

Our Blueprint for the Future: Beyond Physical Fitness and Beyond the Gym Improve physical fitness, mobility and stability. Engage where they want, how they want, when they want MOVEMENT Combat loneliness, isolation and boredom by helping them build purposeful connections in community CONNECTION Improve cognitive health, reduce emotional stress, and develop purpose MINDSET Enhance their experience with value-added products and services (e.g. transportation, nutrition, etc.) LIFESTYLE Sustain Prepare Learn Engage MEMBER JOURNEY in community | in facilities | in the home © 2018 Tivity Health, All rights reserved.

© 2018 Tivity Health, All rights reserved. We are far more than a fitness program or gym benefit. We help health plans build meaningful connections to their members. We also engage members directly, getting them active, and keeping them healthier longer. DONATO TRAMUTO

© 2018 Tivity Health, All rights reserved. Meet Our Members: Panel Discussion MODERATOR: ARRA YERGANIAN

© 2018 Tivity Health, All rights reserved. We are embarking on the next phase of our transformation: from awareness to enrollment and engagement. We’re building on the solid foundation we’ve built, migrating our approach and focusing on leveraging a scalable model that accelerates value creation for our customers & shareholders . DONATO TRAMUTO

Our Aspiration for the Future © 2018 Tivity Health, All rights reserved. 5 BY 2020 The Road to 5 Million Enrolled SilverSneakers Members

SilverSneakers – Member Share (Today)

15.8M
Medicare Eligibles[1]

3.7M
Million
Enrolled*

Eligible:

Enrolled in Medicare Advantage (MA) or Medicare Supplement (MS) plan that offers SilverSneakers as a covered benefit

Enrolled:

have signed up at a participating location (a gym) and gone at least once

12.1 M *(76.6%)*

Never Enrolled

Eligible but have **never actually enrolled and gone to a gym**

2.5 M *(15.8%)*

Sporadic Users

Enrolled but **infrequent participation**

1.2 M *(7.6% of eligibles)*

Actively Participating

Monthly active users – those **currently participating**

1. Estimated Medicare Eligibles 12/31/18

© 2018 Tivity Health, All rights reserved.

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SilverSneakers – Growing Member Share Our Goals: 5.0 M 5 million enrolled 1.8 million (11.4%) active monthly (participation rate)

© 2018 Tivity Health, All rights reserved. How We’ll Get There: Levers of Growth

Build more awareness, empowerment, and engagement in the eligible populations Deepen relationships with our partners and their instructors within our national networks Collaborate with partners to introduce new products and services that leverage our brand trust A B C D 5 BY 2020 Add new members in all networks The Road to 5 Million Enrolled SilverSneakers Members

5 BY 2020 Growth Team A B C D Add new members in all three networks The Road to 5 Million Enrolled SilverSneakers Members

5 BY 2020 A B C D Expanding Awareness Build more awareness, empowerment, and engagement in the eligible populations The Road to 5 Million Enrolled SilverSneakers Members

Enrollment Premise – No one Understands the member better! © 2018 Tivity Health, All rights reserved.

Members Know and Love The Brand 81 SilverSneakers Net Promoter Score* (2017, 2018) Most Recognized Senior Wellness/ Fitness Brand in 2018 at 71% +6 points from 2017 Source: * Tivity Health Annual Member Survey, 2017 and 2018, ** Catalyst Research Study 2017 and 2018 SilverSneakers

Member Segmentation From this research, we’ve segmented our members into different exercise profiles: Based on 26 years of experience, research and insights, we are targeting our messaging and marketing Tailored engagement strategies Enhance experience pilot design Digital strategy and content How we are using this information: THE RESEARCH National survey of 1,400 people Advanced analytics to define segments Size and prioritize segments by opportunity

Emphasizing the social aspect of our fitness classes and the strong dance element to appeal to Social Exercise Enthusiasts Targeting Our Members: Social Exercise Enthusiasts

The strong male image and use of free weights is intended to show SilverSneakers as going beyond just classes for ladies. “Thousands of participating locations” addresses need for convenience. Targeting Our Members: Solo Maintainers This online experience appeals to Solo Maintainers.

It was served in doctors’ offices where IHS (who have more health needs and concerns) are more likely to be found, and features language about senior-certified instructors and classes designed for older adults. Targeting Our Members: Insecure Health Seekers (IHS) This magazine cover wrap is targeted at Insecure Help Seekers.

SilverSneakers Product Funnel The SilverSneakers product funnel guides efforts to reduce consumer leakages and drive incremental engagement through the key. UNDERSTAND OUR CONSUMER, NETWORK PARTNERS AND INSTRUCTORS AWARENESS ENROLLMENT ENGAGEMENT CORE PRODUCT & TECHNOLOGY

Since Jan 2017 compares Jan 01, 2017 vs current. Year Over Year (YOY) compares Jan 01, 2018 to current vs the same date range in 2017 These metrics for engagement, while not business outcomes in and of themselves, are tracked as leading indicators for predicted future enrollment and participation. FACEBOOK LIKES 529K Likes since Jan 2017 86% Percent increase WEBSITE EMAIL CONTACTS 2.0M Consumers in email database with a 51% increase since Jan 2017 1.3M Opted-in subscribers with a 59% increase since Jan 2017 8.3M Website visits with a 63% increase in 2017 YOY 4.1M Website users with a 53% increase in 2017 YOY 463K Eligibility checks with a 31% increase in 2017 YOY 1.3M Location searches with a 14% increase in 2017 YOY We Have Come A long Way In 20 Months Consumer Awareness Metrics… Leading indicator of our progress to 5M in 2020

1. Call Center Transformation 2. Territory Management 3. Digital Experience 4. Beyond Fitness 5. Enable, Automate & Scale 6. Integrated Offerings 7. SilverSneakers App 5 BY 2020 Engagement Levers A B C D Build more awareness, empowerment, and engagement in the eligible populations The Road to 5 Million Enrolled SilverSneakers Members

Lever # 1 Call Center Transformation Transformation to Experience Center © 2018 Tivity Health, All rights reserved.

Call Center Operations: Moving From Tactical to Strategic 0 We are aggressively improving our call center operations and building additional capabilities to support our enrollment and engagement initiatives and shift from cost center to blended profit center Platform Enhancements: Automation to better handle low value requests and free up resources for a better member experience Use our interactions to improve program awareness and trust to build greater brand awareness, lift in member visits and increase member LTV Improve call routing, and increase customer service representative utilization API integration with our marketing programs to execute outbound marketing campaigns based on member personalization and individual triggers 1 million SSF calls in 2017

Experience Center Q1 Results - SilverSneakers COST BASE – CONSISTENT 2017 / 2018 INBOUND 351,239 total (37.7%) 4.9% increase from 2017 OUTBOUND 581,474 IVR total (62.3%) 0 in 2017 5 INITIATIVES SUPPORTED Q1 Marketing Aetna Appreciation Event Listening Post Surveys Flip 50 On-Demand Video Q1 TOTAL VOLUME 932,713

Lever # 2 Territory Management Transforming our Account Managers © 2018 Tivity Health, All rights reserved.

We refocused our field team to work with physicians, community centers, gyms and other places where seniors engage to increase awareness of SilverSneakers and drive enrollment and participation. The Pieces are in Place Focused on strategic regions with potential to drive the greatest impact Variable compensation and quota package that incentivizes results Key Actions: Locate where the members are in each region Identify gathering locations and sell them on the program and benefits Encourage members to enroll Call on physicians to inform them about SS and encourage prescription to their patients Collaborate with our health plan clients to support their local initiatives © 2018 Tivity Health, All rights reserved. Strategic Territory Management

Lever # 3 We are going Digital with SilverSneakers Taking our experience outside of the gym and directly to the member © 2018 Tivity Health, All rights reserved.

SilverSneakers On-Demand Fitness Programs © 2018 Tivity Health, All rights reserved.

SilverSneakers On-Demand Fitness Programs Monthly Statistics: 58 videos | 17,000+ monthly plays | 65% engagement1 Past 3 Months: Over 51,000 Total Plays 1. Engagement represents average % of video content consumed

“Skate to where the puck is going, not to where it has been.” © 2018 Tivity Health, All rights reserved. Wayne Gretzky

Lever # 4 EVOLVING BEYOND FITNESS Moving from fitness and addressing physical, mental, social health and well-being © 2018 Tivity Health, All rights reserved.

GETTING THEM ACTIVE GETTING THEM CONNECTED GETTING THEM HEALTHIER IMPROVING THEIR MOBILITY IMPROVING THEIR MINDSETS, SLOWING COGNITIVE DECLINE Opportunity to Solve Broader Challenges Related To Mobility, Independence And Health

Social Isolation: A Challenge We Can Address SOCIAL ISOLATION 62-75% Increased risk of mortality more than obesity, high cholesterol and high blood pressure 70% Higher risk of dying from any cause in isolated women 50% Increased risk of premature death from loneliness and social isolation IMPACTING MEDICARE COSTS © 2018 Tivity Health, All rights reserved. A 2016 AARP study found that a lack of social contacts among older adults is associated with an estimated $6.7 billion in additional Medicare Advantage spending annually. As a function of Medicare spending, health care costs of isolated individuals are estimated to be on average $1,644 per year ($137/Month) more than those who are not isolated (Shaw et al., 2017)

Evaluating Impacts of SilverSneakers on Social Isolation and Loneliness MIT AgeLab Collaboration DO REDUCED SOCIAL ISOLATION AND LONELINESS ACCRUE TO BETTER HEALTH? Do SSFP participants have more meaningful social connections? Social Isolation Does the impact of SSFP on social isolation and health result in less loneliness? Loneliness Are SSFP participants healthier and have less disability? Health Tivity Health and MIT AgeLab are partnering in a large study of both SilverSneakers participants and non-members to evaluate:

SilverConnect Building Communities & Relationships EVENTS COMMUNITY COMPANIONSHIP

Lever # 5 Enable, Automate, and Scale Transforming our technical and data infrastructure to support 5 million and beyond Paul Edmisten © 2018 Tivity Health, All rights reserved.

TODAY: We engage our members through only a few channels with limited automation to deliver a superior experience

OCTOBER

Jenny signs up for a Medicare Advantage plan that offers SilverSneakers. She's excited to get fit so she can age well.

LATE DEC

She receives her packet with her health plan card. Tivity also sends a welcome packet that includes her SilverSneakers card.

LATE DEC

She could visit our web site to learn more about SilverSneakers

LATE DEC

She may call our call center: however, our call center agents currently are unaware that she checked eligibility and visited our website.



JANUARY

Jenny visited her local fitness center that next week. Did she like her experience? How did she like the instructor? Does she plan to attend again?

FEBRUARY

After our monthly processing is complete, we discover that Jenny visited her gym over 30 days ago.

MARCH

Depending on the day of the month, we receive Jenny's visit information.

© 2018 Tivity Health, All rights reserved.

54

Jenny signs up for a Medicare Advantage plan and hears about SilverSneakers. Using the enrollment device, she registers a single sign-on account immediately. HEALTH PLAN Jenny’s account information is immediately connected throughout our network (our website, our mobile app, our call center, PLs and marketing outreach team. Jenny gets a text message greeting and an email with an app download link, directions to her local gym and a couple potential classes she might be interested in. A few days later her local instructor sends a a personal invite to his next class. When she gets to the gym, he greets her as she walks in and answers all her questions. Jenny connects her fitbit to her app, and sets personal fitness goals, tracking her progress as she goes. After her first visit, the call center is able to follow up with Jenny and make sure she had a great experience. She did! And she’s going to invite some friends next time. We want to engage with our members earlier, more often, in more ways to create the experience our members desire

Leveraging Data, Technology And Analytics To Improve Their Experience We are improving our tracking, monitoring and insight capabilities to tailor interactions around their unique needs and interests, or serve up content they’re likely to consume. We are partnering with the gyms and software providers to enhance the availability of visit activity, class schedules and instructor information. EXPERIENCE CENTER We are improving our technology and insights to optimize our member experience. They include targeted outbound calls, information rich screens to guide the conversation and self service capabilities to drive efficiencies. ? ? ? ? ?

Lever # 6 Integrated Offerings Leveraging our deep expertise and programs to build powerful, integrated systems © 2018 Tivity Health, All rights reserved.

Designing to support 50+ healthy lifestyles

Life Is Changing For The 50+ 50s are a time of change – priorities, obligations, outlook, confidence and physiological change, suggesting multiple solutions are required Health and longevity are key motivations While some prefer a gym, most prefer outdoors or home to exercise, with walking a favorite Trends like online, on-demand, personalized, social, sharing, connected tech, etc. need to be included Time is a major barrier followed by health concerns (21%) and motivation (16%) Restoration and support are key companions to active living Nutrition needs are different as bodies age Price is a significant motivator to switch or join a program Our Research - Key Takeaways

However, Market Players Approach Health Through a Single Lens F I T N E S S N U T R I T I O N REST & RECOVERY

Introducing…

Embedded Video in Presentation

A Unique One-Stop Healthy Lifestyle Program for 50+

Powered by our unrivaled national network of providers and perspectives on active aging Membership to 10,000 fitness locations Expert Advice on Nutrition to support active aging Discounted Access to more than 17,000 Massage, Acupuncture and Chiropractic services

Lever # 7 SilverSneakers Anywhere Mobile App © 2018 Tivity Health, All rights reserved.

Critical to Driving Engagement: SilverSneakers App

8. Strategic Partnerships 5 BY 2020 A B C D Collaborate with partners to introduce new products and services that leverage our brand trust The Road to 5 Million Enrolled SilverSneakers Members

Lever # 8 Strategic Partnership Development Targeting specific partners to introduce new products to our members © 2018 Tivity Health, All rights reserved.

Strategic Partnership Framework INCREASE MEMBER REACH AND ENGAGEMENT GENERATE MEMBER DRIVEN REVENUE STREAMS BUILD AFFINITY AND CUSTOMER RETENTION CREATE ABOVE THE LINE PARTNERSHIPS THAT SUPPORT OUR “WHY”

3 Examples - Driving Engagement and Growing New Revenue Sources through Partnerships

9. Our Network 5 BY 2020 A B C D Deepen relationships with our partners and their instructors within our national networks The Road to 5 Million Enrolled SilverSneakers Members

Lever # 9 Our Network Co-Marketing Opportunities: Enrollment and Engagement Adam Holland © 2018 Tivity Health, All rights reserved.

Examples of Partnerships with our Network Aqua workout combining cardio training with muscle toning in the massaging environment of the pool. Fitness partner provided Tivity with member data The call came from SilverSneakers Gathering member feedback as well Aqua Programming Lapsed Member Calls Marketing/Promotional Materials Mailer and Facebook ads test campaign will be supported by raffles, tours of the facility, enroll members, etc.

Adam Holland Chief Financial Officer Delivering Shareholder Value, Positioning for Continued Growth © 2018 Tivity Health, All rights reserved.

Affirming Guidance, Bold Outlook for 2021 AFFIRMING GUIDANCE FOR 2018 $607M to $625M Total Revenue Range +$100M In Free-Cash-Flow $2.12 to $2.20 Earnings Per Share Range $139M to $144M EBITDA Profitable growth, stable cash flow, capital light

Strong Revenue and EBITDA Growth We have consistently driven strong (double digit CAGR%) growth in both Revenue and EBITDA since the transformation Revenues (in millions) 2015 $452.1 2016 $501 2017 $556.9 2018G (1) $616 CAGR 0.10861820178879317 615.99972928162492 (1) Midpoint of 2018 guidance Adjusted EBITDA (in millions) 2016 $106.6 2017 $128.6 2018G (1) $141.5 CAGR 0.15212445738973748 141.49985558264265 (1) Midpoint of 2018 guidance

Each of our Primary Business Lines has been Contributing to our Growth SilverSneakers Revenue (M’s) $356M $454M 8.5% CAGR Prime Revenue (M’s) $30M $85M 42.3% CAGR Highlights: Solid core businesses Strong fundamentals Organic growth outpacing market Building platform for broader monetization

Strong Underlying Fundamentals, Which Fuels our Business Model

Total Visits (in millions)



100
90
80
70
60
50
40
30
20
10
0
93M
17M
2009
2011
2013
2015
2017

We've focused on and taken advantage growing eligibles, and not done enough to **activate and drive engagement**... that's WHY we're focused there now!

Enrollment and Participation



22.2%
17.9%
Average Enrollment %[1]
6.4%
7.3%
Average Monthly Participation Rate %[2]
22
20
18
16
14
12
10
8
6
4
2
0
2012
2013
2014
2015
2016
2017

1. **Average Enrollment %** - Percentage of Eligibles in SilverSneakers (Sum of Monthly Enrollees/Sum of Monthly Eligibles). Enrollee is defined as an eligible who enrolled in the SilverSneakers program and had at least one visit
2. **Average Monthly Participation Rate %** - Average monthly participation percentage (Sum of Monthly Participating Members/Sum of Monthly Eligibles)

© 2018 Tivity Health, All rights reserved.

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tivity HEALTH

Our Business Model is Driven Around Enrollment and Engagement Fixed Per Member Per Month (PMPM) 5.8M Hybrid (PMPM+Fee-For-Service) 10.0M 15.8M Total Eligible Members

Increasing Enrollment Drives Value FOR EVERY 100K ENROLLED ~32k Will actively participate ~$8M REVENUE GENERATED Doing this across 5M members means $100M in new revenue

Financial Profile & Outlook: Recap Strong Revenue and EBITDA growth since transformation All lines of business contributing to growth Strong cash generation and ongoing debt reduction Strong underlying fundamentals in our business models Investments in engagement offer clear path to ROI Affirming guidance for 2018

Concluding Remarks and Q&A Donato Tramuto and Executive Leadership Team © 2018 Tivity Health, All rights reserved.

Recap Points Our Brand and experience matter We are moving beyond the gym – taking a holistic approach to the members 9 Levers currently in play to help realize our enrollment goal of 5 million SS Members Highly focused executive team The strongest financial position since 2010 We expect net revenue growth in 2019

Questions? © 2018 Tivity Health, All rights reserved.

June 1, 2018 Thank you for your time today Investor Day 2018

Appendix © 2018 Tivity Health, All rights reserved.

Reconciliation of Non-GAAP Measures to GAAP Measures Reconciliation of EBITDA from Continuing Operations Guidance, Non-GAAP Basis to Income from Continuing Operations Guidance, GAAP Basis (In millions) (1) EBITDA from continuing operations guidance is a non-GAAP financial measure.  The Company believes it is useful to investors to provide disclosures of its operating results and guidance on the same basis as that used by management.  You should not consider EBITDA from continuing operations guidance in isolation or as a substitute for income from continuing operations guidance determined in accordance with U.S. GAAP.

Reconciliation of Non-GAAP Measures to GAAP Measures (continued) Reconciliation of Adjusted EBITDA from Continuing Operations, Non-GAAP Basis to Income from Continuing Operations, GAAP Basis (In thousands) Adjusted EBITDA from continuing operations is a non-GAAP financial measure.  The Company excludes business separation costs and restructuring charges from this measure because of its comparability to the Company's historical operating results. The Company believes it is useful to investors to provide disclosures of its operating results and guidance on the same basis as that used by management.  You should not consider adjusted EBITDA from continuing operations in isolation or as a substitute for income from continuing operations determined in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). Business separation costs consists of pre-tax charges of $1,477,000 for the three months ended December 31, 2016 related to the separation of the Network Solutions business from the disposed total population health services (“TPHS”) business. Restructuring charges consists of pre-tax charges of $2,554,000 for the three months ended December 31, 2017 related to a restructuring to streamline our operations support and $3,763,000 for the three months ended December 31, 2016 associated with the 2016 restructuring of corporate support infrastructure. EBITDA from continuing operations is a non-GAAP financial measure.  The Company believes it is useful to investors to provide disclosures of its operating results and guidance on the same basis as that used by management.  You should not consider EBITDA from continuing operations in isolation or as a substitute for income from continuing operations determined in accordance with U.S. GAAP.